UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2021

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	811-22778	90-0316651
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 19, 2021, Mill City Ventures III, Ltd. (“Mill City”) and Innovative Computer Professionals, Inc. (d/b/a Digital Cash Processing, Inc.), a Minnesota corporation, terminated their non-binding letter of intent, earlier disclosed and filed as an exhibit to Mill City’s Current Report on Form 8-K filed on December 17, 2020, contemplating Mill City’s acquisition of Digital Cash Processing and contemporaneous spin-off of Mill City’s existing lending business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: February 19, 2021
	By:	/s/ Joseph A. Geraci, II
Joseph A. Geraci, II
Chief Financial Officer